Exhibit 99.1

AI for the Limitless Enterprise

iLearningEngines Special Committee Provides Update

Announces Management Actions

Company Receives Letter of Non-Compliance from Nasdaq

BETHESDA, MD December 10, 2024 – iLearningEngines, Inc. (NASDAQ: AILE) (“iLearningEngines,” “ILE” or the “Company”), a leader in AI-powered learning and work automation, today provided an update from the Special Committee (as defined below), including management actions and the receipt of a Non-Compliance Letter from Nasdaq. As previously disclosed, on September 5, 2024, the Board of Directors (the “Board”) of the Company formed a special committee of the Board (the “Special Committee”), consisting of independent directors, to oversee, among other matters, an internal investigation (the “Investigation”) conducted by outside counsel with respect to allegations raised in a report issued on August 29, 2024 by Hindenburg Research LLC.

Special Committee Update

Since its creation, the independent Special Committee and its advisors have been focused on validating the Company’s revenues and associated customer contracts, value-added reseller (VAR) partnerships and products and enterprise-specific AI models, as well as reviewing other claims made by a short seller. The Investigation remains ongoing. The Company will provide a full update on the Investigation as soon it is completed.

Management Actions

Upon the recommendation of the Special Committee, on December 5, 2024, the Board appointed Thomas Olivier to serve as the Company’s Interim Chief Executive Officer and designated Mr. Olivier as its interim principal executive officer.

In addition, at the recommendation of the Special Committee, on December 5, 2024 the Board placed each of Harish Chidambaran, the Company’s Chief Executive Officer, Sayyed Farhan Naqvi, the Company’s former Chief Financial Officer and current Senior Vice President – Corporate Development, Balakrishnan Arackal, the Company’s President and Chief Business Officer, Ramakrishnan Parameswaran, the Company’s Senior Vice President – Technology and Products, and Vivek Chary, the Company’s Vice President – Consulting and Business Operations, on administrative leave from their respective positions pending the conclusion of the Investigation. Harish Chidambaran and Balakrishnan Arackal will remain as directors on the Board.

Receipt of Non-Compliance Letter from Nasdaq

The Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires listed companies to timely file all periodic financial reports with the Securities and Exchange Commission (the “SEC”), as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (the “Form 10-Q”) within the prescribed timeline.

The Notice has no immediate effect on the listing or trading of the Company’s securities, and provides that the Company has 60 calendar days from the date of the Notice, or until February 3, 2025, to submit to Nasdaq a plan to regain compliance with the Rule. If Nasdaq accepts the plan, Nasdaq may grant the Company an exception of up to 180 calendar days from the due date of the Form 10-Q, or until May 19, 2025, to regain compliance. The Company may be able to regain compliance with the Rule by filing the Form 10-Q with the SEC (and any other reports required to be filed) before the end of any such exception period. If the Company fails to regain compliance prior to the expiration of any such exception period or if Nasdaq does not accept the plan of compliance, Nasdaq will issue a determination indicating that the Company is subject to delisting. If that occurs, the Company may request a hearing before a hearing panel to review the determination. However, there can be no assurance that Nasdaq will accept such plan or grant an exception period, that any hearing would be successful, or that the Company will be able to regain compliance within the deadline or any exception period that may be granted or maintain compliance with the other continued listing requirements set forth in the listing rules of Nasdaq.

AI for the Limitless Enterprise

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical fact included in this press release, are forward-looking statements. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will, “estimate,” “continue,” “anticipate,” “intend,” expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” the negative forms of these words and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding: the completion and findings of the Special Committee’s investigation; the Company’s ability to improve its internal controls and enhance its financial reporting procedures and protocols; the Company’s SEC filings and the timing thereof; the potential submission of a plan to Nasdaq and the potential for Nasdaq to accept such plan or grant the Company an exception period or the success of any hearing process; and the Company’s ability to regain compliance with the Nasdaq continued listing standards. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the iLearningEngines’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions this press release relies on. Many actual events and circumstances are beyond the control of iLearningEngines. These forward-looking statements are subject to a number of risks and uncertainties, including risks related to the ongoing Investigation being conducted by a Special Committee of iLearningEngines’ Board of Directors with the assistance of outside counsel and the outcome of such Investigation, including the extent of any impact on iLearningEngines’ reported historical financial statements; the completion of the review and preparation of iLearningEngines’ financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; potential further delays in iLearningEngines’ financial reporting, including as a result of unanticipated factors; changes in domestic and foreign business, market, financial, political, and legal conditions; iLearningEngines’ failure to realize the anticipated benefits of its business combination with Arrowroot Acquisition Corp.; risks related to the rollout of iLearningEngines’ business and the timing of expected business milestones; iLearningEngines’ dependence on a limited number of customers and partners; iLearningEngines’ ability to obtain sufficient financing to pay its expenses incurred in connection with its operations; the ability of iLearningEngines to issue equity or equity-linked securities or obtain debt financing in the future; risks related to iLearningEngines’ need for substantial additional financing to implement its operating plans, which financing it may be unable to obtain, or unable to obtain on acceptable terms; iLearningEngines’ ability to maintain the listing of its securities on Nasdaq or another national securities exchange; the effects of competition on iLearningEngines future business and the ability of iLearningEngines to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; risks related to political and macroeconomic uncertainty; the outcome of any legal proceedings that may be instituted against iLearningEngines or any of their respective directors or officers, including litigation related to the business combination with Arrowroot Acquisition Corp.; the impact of the global COVID-19 pandemic on any of the foregoing risks; and those factors discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 13, 2024, and its subsequent filings with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that iLearningEngines does not presently know, or that iLearningEngines does not currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect iLearningEngines’ expectations, plans, or forecasts of future events and views as of the date of this communication. iLearningEngines anticipates that subsequent events and developments will cause iLearningEngines’ assessments to change. However, while iLearningEngines may elect to update these forward-looking statements at some point in the future, iLearningEngines specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing iLearningEngines’ assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

IR & Press Contacts:

Investor Contact:

Kevin Hunt, ICR Inc.

iLearningEnginesIR@icrinc.com

Press Contact:

Dan Brennan, ICR Inc.

iLearningPR@icrinc.com